Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is executed as of December 23, 2024 (the “Effective Date”),  by and between The Dallas Morning News, Inc., a Delaware corporation (“Seller”), and 2201 Luna Road, LLC, a Texas limited liability company (“Purchaser”) Capitalized terms used but not defined herein have the meanings assigned to such terms in the Purchase Agreement.

RECITALS:

WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of December 16, 2024, by and between Seller and Purchaser (the “Original Agreement”);

WHEREAS, Seller and Purchaser now desire to amend the Original Agreement in accordance with the terms herein set forth herein (the Original Agreement as amended by this First Amendment is hereinafter referred to as the “Agreement”).

AGREEMENTS:

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals. The recitals set forth above are fully incorporated herein by reference as if same were fully set forth herein.

2. Deposits. Purchaser shall deposit the Deposit and the Inspection Non-Refundable Deposit in accordance with the terms of the Agreement prior to 5:00 pm on the Effective Date of this First Amendment. Notwithstanding anything in the Original Agreement to the contrary, failure to comply with the terms of this Section 2, time being of the essence, shall be an immediate default entitling Seller to exercise all remedies under Section 11.2 of the Agreement.

3. Closing Extension.  Notwithstanding anything in the Original Agreement to the contrary, Purchaser shall have a one-time right to concurrently extend the expiration of the Inspection Period to January 31, 2025 and the Closing Date to February 28, 2025, so long as, no later than 5:00 pm on January 17, 2025, Purchaser (i) gives written notice to Seller of its election to exercise such extension, and (ii) cause the Title Company to release to Seller a portion of the Deposit in the sum of Five Hundred Thousand Dollars ($500,000.00) (the “Closing Extension Deposit”), which shall cease to be a portion of the Deposit and instead shall be fully earned by Seller and non-refundable to Purchaser except solely in the event the Agreement terminates due to a default of Seller pursuant to Section 11.1 of the Agreement. Upon deposit with Seller, the Closing Extension Deposit shall be deemed part of the “Non-Refundable Deposits” under the Agreement and as such, if the sale of the Property is consummated under the Agreement, the Closing Extension Deposit shall be applied to the Purchase Price at Closing. The remainder of the Deposit shall continue to be held by the Escrow Agent pursuant to the terms of the Agreement.

4. No Other Changes. Except as herein expressly amended or otherwise provided, each and every term, condition, warranty and provision of the Original Agreement shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the parties hereto.

First Amendment to

Purchase and Sale Agreement

(DMN Plano)

5. Counterparts. This First Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed an original signature and be binding upon the parties hereto (it being agreed that facsimile or other electronic signature shall have the same force and effect as an original signature).

6. Governing Law. This First Amendment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Texas.

7. Authority.  Each party hereto represents to the other party hereto that such party has the legal right, power and authority and has obtained all necessary consents to enter into this First Amendment.

8. Time is of the Essence. Time is of the essence with respect to each and every provision in this First Amendment.

[Remainder of page intentionally blank. Signature pages follow.]

First Amendment to

Purchase and Sale Agreement

(DMN Plano)

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to be effective as of the date first written above.

SELLER:

The Dallas Morning News, Inc.,

a Delaware corporation

By: /s/ Katy Murray

Name: Katy Murray

Title: President

PURCHASER:

2201 Luna Road, LLC,

a Texas limited liability company

By: /s/ Yaoyao Cao

Name: Yaoyao Cao

Title: Manager

First Amendment to

Purchase and Sale Agreement

(DMN Plano)